                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  January 30, 2003

                         CAPITAL AUTO RECEIVABLES, INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               Delaware              333-75464               38-3082892
-------------------------------     -----------         --------------------
(State or other jurisdiction of     Commission            (I.R.S. Employer
incorporation or organization)      File Number          Identification No.)


Corporate Trust Center
1209 Orange Street, Wilmington, DE                             19801
---------------------------------------                      ----------
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code   302-658-7581
                                                     ------------

Items 1-6.     Not Applicable.

Item 7.        Financial Statements and Exhibits.

(a)  Not Applicable

(b)  Not Applicable

(c)  Exhibits

 4.1 Indenture between Capital Auto Receivables Asset Trust 2003-1 (the "Trust") and the Bank One, National Association, as Indenture Trustee, dated as of January 15, 2003

 4.2 Trust Agreement between Capital Auto Receivables, Inc. (the "Seller") and Deutsche Bank Trust Company Delaware, as Owner Trustee, dated as of January 15, 2003

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99.1    Trust Sale and Servicing Agreement among General Motors Acceptance
        Corporation, as Servicer, Capital Auto Receivables, Inc. as the Seller and Capital Auto Receivables Asset Trust 2003-1, as the Issuer, dated as of January 15, 2003

99.2 Supplemental Statement of Eligibility on Form T-1 of the Bank One, National Association, as Indenture Trustee under the Indenture

99.3 Pooling and Servicing Agreement between Capital Auto Receivables, Inc. and General Motors Acceptance Corporation, dated as of January 15, 2003

99.4 Schedule to the Master ISDA Agreement between Capital Auto Receivables Asset Trust 2003-1 and Morgan Stanley Capital Services Inc. dated as of January 15, 2003

99.5 Letter Agreement to confirm terms and conditions of the Swap Transaction between Morgan Stanley Capital Services Inc. and Capital Auto Receivables Asset Trust 2003-1 Re: Class A-1b Notes, dated as of
        January 15, 2003

99.6 Letter Agreement to confirm terms and conditions of the Swap Transaction between Morgan Stanley Capital Services Inc. and Capital Auto Receivables Asset Trust 2003-1 Re: Class A-2b Notes, dated as of
        January 15, 2003

99.7 Letter Agreement to confirm terms and conditions of the Swap Transaction between Morgan Stanley Capital Services Inc. and Capital Auto Receivables Asset Trust 2003-1 Re: Class A-3b Notes, dated as of
        January 15, 2003

99.8 Triparty Contingent Assignment Agreement among Capital Auto Receivables Asset Trust 2003-1, General Motors Acceptance Corporation and Morgan Stanley Capital Services Inc. dated as of January 15, 2003

99.9 Swap Counterparty Rights Agreement among Morgan Stanley Capital Services Inc., Capital Auto Receivables Asset Trust 2003-1, General Motors Acceptance Corporation, Deutsche Bank Trust Company Delaware, Capital Auto Receivables, Inc. and Bank One, National Association dated as of January 15, 2003

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99.10   Administration Agreement among Capital Auto Receivables Asset Trust
        2003-1, General Motors Acceptance Corporation and Bank One, National Association dated as of January 15, 2003

99.11 Custodian Agreement between General Motors Acceptance Corporation and Capital Auto Receivables, Inc. dated as of January 15, 2003

99.12 Letter Agreement to confirm terms and conditions of the Swap Transaction between Morgan Stanley Capital Services Inc. and Capital Auto Receivables Asset Trust 2003-1 Re: Class A-4b Notes, dated as of
        January 15, 2003

99.13 Letter Agreement to confirm terms and conditions of the Swap Transaction between Morgan Stanley Capital Services Inc. and Capital Auto Receivables Asset Trust 2003-1 Re: Certificates, dated as of
        January 15, 2003

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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         CAPITAL AUTO RECEIVABLES, INC.
                                         --------------------------------------
                                           (Registrant)



                                         /s/ WILLIAM F. MUIR
                                         --------------------------------------
           Dated: January 30, 2003       William F. Muir, Chairman of the Board
                  ----------------











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                                 Exhibit Index

 4.1 Indenture between Capital Auto Receivables Asset Trust 2003-1 (the "Trust") and the Bank One, National Association, as Indenture Trustee, dated as of January 15, 2003

 4.2 Trust Agreement between Capital Auto Receivables, Inc. (the "Seller") and Deutsche Bank Trust Company Delaware, as Owner Trustee, dated as of January 15, 2003

99.1 Trust Sale and Servicing Agreement among General Motors Acceptance Corporation, as Servicer, Capital Auto Receivables, Inc. as the Seller and Capital Auto Receivables Asset Trust 2003-1, as the Issuer, dated as of January 15, 2003

99.2 Supplemental Statement of Eligibility on Form T-1 of the Bank One, National Association, as Indenture Trustee under the Indenture

99.3 Pooling and Servicing Agreement between Capital Auto Receivables, Inc. and General Motors Acceptance Corporation, dated as of January 15, 2003

99.4 Schedule to the Master ISDA Agreement between Capital Auto Receivables Asset Trust 2003-1 and Morgan Stanley Capital Services Inc. dated as of January 15, 2003

99.5 Letter Agreement to confirm terms and conditions of the Swap Transaction between Morgan Stanley Capital Services Inc. and Capital Auto Receivables Asset Trust 2003-1 Re: Class A-1b Notes, dated as of
        January 15, 2003

99.6 Letter Agreement to confirm terms and conditions of the Swap Transaction between Morgan Stanley Capital Services Inc. and Capital Auto Receivables Asset Trust 2003-1 Re: Class A-2b Notes, dated as of
        January 15, 2003

99.7 Letter Agreement to confirm terms and conditions of the Swap Transaction between Morgan Stanley Capital Services Inc. and Capital Auto Receivables Asset Trust 2003-1 Re: Class A-3b Notes, dated as of
        January 15, 2003

99.8 Triparty Contingent Assignment Agreement among Capital Auto Receivables Asset Trust 2003-1, General Motors Acceptance Corporation and Morgan Stanley Capital Services Inc. dated as of January 15, 2003

99.9 Swap Counterparty Rights Agreement among Morgan Stanley Capital Services Inc., Capital Auto Receivables Asset Trust 2003-1, General Motors Acceptance Corporation, Deutsche Bank Trust Company Delaware, Capital Auto Receivables, Inc. and Bank One, National Association dated as of January 15, 2003

99.10 Administration Agreement among Capital Auto Receivables Asset Trust 2003-1, General Motors Acceptance Corporation and Bank One, National Association dated as of January 15, 2003

99.11 Custodian Agreement between General Motors Acceptance Corporation and Capital Auto Receivables, Inc. dated as of January 15, 2003

99.12 Letter Agreement to confirm terms and conditions of the Swap Transaction between Morgan Stanley Capital Services Inc. and Capital Auto Receivables Asset Trust 2003-1 Re: Class A-4b Notes, dated as of
        January 15, 2003

99.13 Letter Agreement to confirm terms and conditions of the Swap Transaction between Morgan Stanley Capital Services Inc. and Capital Auto Receivables Asset Trust 2003-1 Re: Certificates, dated as of
        January 15, 2003